SOUTHTRUST BOND FUND
SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Portfolios of SouthTrust Funds

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2000

      The following is information that updates your prospectus. We are providing it to inform you of a new Portfolio Manager for the SouthTrust Bond Fund. Please add the following information to the end of page 26 of the combined
Prospectus:

     Effective December 1, 2000, Michael L. Smith is the Portfolio Manager for the BOND FUND. Mr. Smith has been a Portfolio Manager with SouthTrust Asset Management Company since November 2000. Mr. Smith previously was employed at J.C. Bradford in Institutional Fixed Income Sales from 1999 to November 2000. From 1992 through December 1998, Mr. Smith was employed by Salomon Smith Barney where his most recent assignment was Institutional Strategist for the Preferred Stock/Short-Term Product division. Mr. Smith earned his MBA in Finance from Vanderbilt University and his Bachelors of Science in Business Administration from the University of Denver. David J. Howell will continues to be Lead Portfolio Manager of the BOND FUND and Jeffrey A. Greenert will continue to be Lead Portfolio Manager of the INCOME FUND and ALABAMA TAX-FREE INCOME FUND.

                                                December 19, 2000

Federated Securities Corp., Distributor

Cusip 844734202
      844734400
      844734608

26060(12/00)